                                                                  EXHIBIT 10.1


                           AMENDMENT NO. 5 dated as of March 29, 2005 (this
                  "Amendment"), to the Credit Agreement dated as of August 1, 2001, as heretofore amended (the "Credit Agreement"), among WRIGHT MEDICAL GROUP, INC., a Delaware corporation, WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent, and the other parties thereto.

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. Holdings and the Borrower have informed the Administrative Agent the they seek an amendment of Section 1.01 of the Credit Agreement to amend the definitions of the terms "Material Indebtedness" and "Permitted Investments", in each case as set forth herein.

         C. The Required Lenders are willing to agree to such amendments pursuant to the terms, subject to the conditions and to the extent set forth herein.

         D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendments. Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Material Indebtedness is hereby amended and restated in its entirety to read as follows:

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time."

         (b) The definition of "Permitted Investments" is hereby amended and restated in its entirety to read as follows:

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof), in each case maturing within 36 months from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within nine months from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 by Standard & Poor's and P1 by Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits, in each case maturing within six months from the date of acquisition thereof, issued or guaranteed by or placed with any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof (a "U.S. Commercial Bank") that, at such date of acquisition, has a long term rating of A or better by S&P or Moody's, is a member of the Federal Deposit Insurance Corporation and is among the 50 largest U.S. Commercial Banks ranked according to total assets (a "Qualified U.S. Commercial Bank");

                  (d) money market deposit accounts or money market funds issued or offered by (i) any U.S. Commercial Bank that, at the date of investment, is a Qualified U.S. Commercial Bank or (ii) any domestic office of any investment bank that, at the date of investment, has a long term rating of A or better by S&P or Moody's, has total capital in excess of $500,000,000 and is a member of the Securities Investor Protection Corporation;

                  (e) Eurodollar time deposits maturing within 14 days from the date of acquisition thereof placed with any international commercial bank that, at such date of placement, has a long term rating of A or better by S&P or Moody's or a comparable rating by a comparable rating agency and that is among the 50 largest global banks ranked according to total assets;

                  (f) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a Qualified U.S. Commercial Bank;

                  (g) tax free auction rate securities, variable rate demand notes, other tax exempt securities and taxable auction rate securities that, in each case, are liquid within 15 months from the date of acquisition thereof and having, at such date of acquisition, a long-term investment credit rating of AA or better by S&P and Aa or better by Moody's or guaranteed by an irrevocable letter of credit issued by a U.S. Commercial Bank;

                  (h) municipal bonds and corporate bonds, in each case, maturing within 36 months from the date of acquisition thereof and having, at such date of acquisition, a long-term investment credit rating of AA or better by S&P and Aa or better by Moody's;

                  (i) floating rate notes maturing within 24 months from the date of acquisition thereof and having, at such date of acquisition, a long-term investment credit rating of AA or better by S&P and Aa or better by Moody's; and

                  (j) shares of money market preferred or similar funds maturing within six months from the date of acquisition thereof and having, at such date of acquisition, a rating of AA or better by S&P and Aa or better by Moody's."

         SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each other party hereto that (a) this Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against it in accordance with its terms, and (b) after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date on which the following conditions are satisfied:

                  (a) the Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of such party; and

                  (b) the Administrative Agent shall have received all fees and other invoiced amounts required to be reimbursed by any Loan Party under the Credit Agreement.

         SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders, the Issuing Bank, Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit

Agreement or any other Loan Document in similar or different circumstances.

         SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Application Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       WRIGHT MEDICAL GROUP, INC.,


                                       by   /s/ Laurence Y. Fairey
                                            ---------------------------
                                            Name: Laurence Y. Fairey
                                            Title: President and CEO


                                       WRIGHT MEDICAL TECHNOLOGY, INC.,


                                       by   /s/ Jason P. Hood
                                            ---------------------------
                                            Name:  Jason P. Hood
                                            Title: General Counsel and Secretary


                                       JPMORGAN CHASE BANK, N.A.,
                                       as a Lender and as Administrative Agent,


                                       by   /s/ Stephanie Parker
                                            ---------------------------
                                            Name:  Stephanie Parker
                                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 5 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001









                                    Name of Lender:  SunTrust Bank


                                                 By  /s/ W. Brooks Hubbard
                                                     --------------------------
                                                     Name:  W. Brooks Hubbard
                                                     Title: Director

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 5 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001




                              Name of Lender: CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch


                                            by   /s/ Paul L. Colon
                                                 ----------------------------
                                                 Name:  Paul L. Colon
                                                 Title: Director


                                            by   /s/ Karim Blasetti
                                                 ----------------------------
                                                 Name:  Karim Blasetti
                                                 Title: Associate

                                                               SIGNATURE PAGE TO
                                                              AMENDMENT NO. 5 TO
                                             THE WRIGHT MEDICAL TECHNOLOGY, INC.
                                                    CREDIT AGREEMENT DATED AS OF
                                                                  AUGUST 1, 2001




                                    Name of Lender: Bank of America NA


                                              by   /s/ Elizabeth L. Knox
                                                   ----------------------------
                                                   Name:  Elizabeth L. Knox
                                                   Title: SVP